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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CIFC Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CIFC CORP.

250 Park Avenue, 4th Floor
New York, New York 10177

April 30, 2013

Dear Stockholder:

        On behalf of the Board of Directors of CIFC Corp., you are cordially invited to attend the 2013 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 26, 2013, at 10:00 a.m. (Eastern Daylight Time) at the offices of CIFC Corp., 250 Park Avenue, 4th Floor, New York, NY 10177.

        The attached proxy statement provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about CIFC Corp. from documents we have filed with the Securities and Exchange Commission.

        We are delivering our proxy statement and annual report pursuant to the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this delivery method expedites stockholders' receipt of proxy materials and lowers the cost and environmental impact of our Annual Meeting. On or about May 17, 2013, we will mail to our stockholders a notice containing instructions on how to access our proxy materials. In addition, the notice includes instructions on how you can receive a paper copy of our proxy materials.

        You are being asked at the Annual Meeting to elect directors, hold an advisory (non-binding) vote on the compensation of our named executive officers, hold an advisory (non-binding) vote on the frequency of holding advisory votes on compensation of our named executive officers, and conduct any other business properly brought before the meeting.

        Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet or by completing, dating, signing and returning your proxy card, as described in the attached proxy statement and proxy card.

        Thank you in advance for your cooperation and continued support.

Sincerely,

Peter Gleysteen Chief Executive Officer

This proxy statement is dated April 30, 2013, and is first being made available to stockholders electronically via the Internet on or about April 30, 2013.

CIFC CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 26, 2013
10:00 a.m., Eastern Daylight Time

To the Stockholders of CIFC Corp.:

        The 2013 Annual Meeting of Stockholders (the "Annual Meeting") will be held on June 26, 2013, at 10:00 a.m. (Eastern Daylight Time) at the offices of CIFC Corp., 250 Park Avenue, 4th Floor, New York, NY 10177. The purpose of the meeting is to:

  1.
  elect ten directors;

  2.
  hold an advisory (non-binding) vote on the compensation of our named executive officers;

  3.
  hold an advisory (non-binding) vote on the frequency of holding future advisory votes on the compensation of our named executive officers; and

  4.
  conduct any other business properly brought before the meeting or any adjournments or postponements thereof, if necessary or appropriate to solicit additional proxies in the event there are not sufficient votes at the annual meeting to approve the proposals described above.

        Voting is limited to stockholders of record at the close of business on April 29, 2013. A list of stockholders entitled to vote at the meeting, and any postponements or adjournments of the meeting, will be available for examination between the hours of 9:00 a.m. and 6:00 p.m. at our headquarters at 250 Park Avenue, 4th Floor, New York, New York 10177 during the ten days prior to the meeting and also at the meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares via the toll-free telephone number, over the Internet or by completing, signing and dating the proxy card, as described in the attached proxy statement and proxy card. Your prompt cooperation is greatly appreciated.

By Order of the Board of Directors,

Robert C. Milton, III General Counsel and Secretary

April 30, 2013

i

CIFC CORP.
250 Park Avenue, 4th Floor
New York, New York 10177

SUMMARY OF THE ANNUAL MEETING

Annual Meeting

        The 2013 Annual Meeting of Stockholders (the "Annual Meeting") of CIFC Corp. (referred to herein as the "Company," "CIFC," "we," "us" or "our" as the context requires) will be held at the offices of CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177, on June 26, 2013, at 10:00 a.m. (Eastern Daylight Time).

Agenda

        The agenda for the meeting is to:

  1.
  elect ten directors;

  2.
  hold an advisory (non-binding) vote on the compensation of our named executive officers;

  3.
  hold an advisory (non-binding) vote on the frequency of holding future advisory votes on the compensation of our named executive officers; and

  4.
  conduct any other business properly brought before the meeting or any adjournments or postponements thereof, if necessary or appropriate to solicit additional proxies in the event there are not sufficient votes at the annual meeting to approve the proposals described above.

Record Date

        The date to determine stockholders entitled to notice of and to vote at the meeting is the close of business on April 29, 2013 (the "Record Date").

Notice of Electronic Availability of Proxy Statement and Annual Report

        As permitted by rules adopted by the United States Securities and Exchange Commission (the "SEC"), we are making this proxy statement and our annual report available to stockholders electronically via the Internet. On or about May 17, 2013, we will mail to our stockholders of record a notice (the "Notice") containing instructions on how to access this proxy statement, the proxy card and our annual report and to vote via the Internet. Other stockholders, in accordance with their prior requests, will receive e-mail notification of how to access our proxy materials and vote via the Internet, or will be mailed paper copies of our proxy materials and a proxy card on or about May 17, 2013.

        The Notice also contains instructions on how to request a printed copy of the proxy materials. In addition, you may elect to receive future proxy materials in printed form by mail or electronically by e-mail by following the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

        The SEC's rules permit us to deliver a single Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice and, if applicable, proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact Broadridge

Financial Solutions, Inc. by calling (800) 353-0103 or in writing at 51 Mercedes Way, Edgewood, New York 11717.

        In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting American Stock Transfer & Trust Company, LLC by calling (800) 937-5449 or in writing at 6201 15th Avenue, Brooklyn, New York 11219 or sending a written request to CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177, Attention: Investor Relations.

Proxy Solicitation

        CIFC's Board of Directors (the "Board") is soliciting your proxy to vote your shares of common stock at our Annual Meeting. The cost of the solicitation of proxies for the Annual Meeting will be paid by the Company.

Information about Voting

        You may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

  •
  By Internet—You can vote over the Internet at www.voteproxy.com by following the instructions on the proxy card;

  •
  By Telephone—You can vote by telephone by calling 1-800-PROXIES (1-800-776-9437) and following the instructions on the proxy card; or

  •
  By Mail—You can vote by completing, dating, signing and returning the proxy card.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Daylight Time) on June 25, 2013.

        Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been executed and dated. If you execute and return your proxy card by mail but provide no specific instructions in the proxy card, your shares will be voted FOR the director nominees named on the proxy card, FOR the approval of, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement and FOR the approval of, on an advisory basis, a vote for a frequency of "every year" for future advisory votes on compensation of our named executed officers.

        We do not intend to bring any matters before the meeting except those indicated in the Notice of Annual Meeting of Stockholders and described in this proxy statement, and we do not know of any matter which anyone else intends to present for action at the meeting. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy will be authorized to vote or otherwise act in accordance with their judgment.

Revoking Proxies

        You may revoke your proxy at any time before it is voted at the meeting by:

  •
  delivering to our Secretary, a signed, written revocation letter dated later than the date of your proxy;

  •
  submitting a proxy to CIFC by telephone, Internet or mail that is dated later than the date of any proxy that you previously submitted; or

  •
  attending the meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting in order to revoke your proxy).

Outstanding Shares

        On the Record Date, there were approximately 20,705,633 shares of our common stock outstanding. Our common stock is the only class of voting securities outstanding.

Quorum

        A quorum is established when a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below under "Required Vote") are counted for purposes of determining whether a quorum is present.

Voting

        Each share of common stock that you hold as of the Record Date entitles you to one vote, without cumulation, on each matter to be voted upon at the meeting.

Required Vote

        To be elected, director nominees must receive the affirmative vote of a plurality of the votes cast (Proposal No. 1). The individuals who receive the largest number of "for" votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Accordingly, the ten nominees who receive the most "for" votes will be elected as directors.

        For the approval of an advisory (non-binding) vote on the compensation of our named executive officers (Proposal No. 2) and any other matter that may properly come before the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting on such matter is required for approval. For the approval of an advisory (non-binding) vote for a frequency of "every year" for future advisory votes on the compensation of our named executive officers, the affirmative vote of a plurality of the shares represented in person or by proxy and voting on such matter is required for approval (Proposal No. 3).

        Abstentions on any matter will not be voted but will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote on such other items.

Shares Held Through a Bank, Broker or Other Nominee

        If you hold your shares in "street name" through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should follow the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters but may not be permitted to exercise voting discretion with respect to non-routine matters (Proposal No. 1 (election of directors), Proposal No. 2 (advisory (non-binding) vote on the compensation of our named executive officers and Proposal No. 3 (advisory (non-binding) vote on the frequency of holding future advisory votes on the compensation of our named executive officers)). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 1, Proposal No. 2 and Proposal No. 3, your shares will not be voted on such proposals. These shares are called "broker non-votes." Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Broker non-votes are not considered votes for or against any particular proposal and therefore will have no direct impact on any proposal. We urge you to provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the meeting.

 ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

        The Board has nominated the individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2014 or until their successors, if any, are elected or appointed. To be elected, director nominees must receive the affirmative vote of a plurality of the votes cast. The individuals who receive the largest number of "for" votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Accordingly, the ten nominees who receive the most "for" votes will be elected as directors. Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees.

        All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the meeting.

Name	Age	Position
Frederick Arnold	59	Director
Samuel P. Bartlett	40	Director
Michael R. Eisenson	57	Chairman of the Board
Jason Epstein	39	Director
Peter Gleysteen	62	Director and CEO
Andrew Intrater	51	Director
Paul F. Lipari	44	Director
Robert B. Machinist	60	Director
Tim R. Palmer	55	Director
Frank C. Puleo	67	Director

        Biographical information relating to each of the director nominees is set forth under "Directors and Corporate Governance" and incorporated by reference herein. In addition, the Board has made the independence determination with respect to each of our directors as described under "Independence of Directors; Controlled Company Exemption."

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

DIRECTORS AND CORPORATE GOVERNANCE

Director Biographical Information and Qualifications

        Set forth below is a description of the business experience of each director, as well as the specific qualifications, skills and experiences considered by the Nominating and Corporate Governance Committee (the "Nominating Committee") and the Board in recommending our slate of director nominees. All director nominees listed below currently serve as our directors and are nominated for reelection to the Board for a term expiring at the annual meeting of stockholders in 2014. See "Election of Directors (Proposal No. 1)."

Frederick Arnold	Biography

Mr. Arnold has been a member of the Board since April 2011. Mr. Arnold has held a series of senior financial positions, most recently, from September 2009 to January 2011, serving as executive vice president, chief financial officer and member of the executive committee of Capmark Financial Group, Inc. Mr. Arnold also runs a private consulting company. Previously, he served as executive vice president of finance for Masonite Corporation from 2006 to 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings, Ltd. and as executive vice president of strategic development for Willis Group Holdings, Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. In October 2009, while Mr. Arnold was an executive officer, Capmark Financial Group, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Prior to these roles, Mr. Arnold spent 20 years as an investment banker, primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. Mr. Arnold serves as a director of Lehman Brothers Holdings Inc., and certain subsidiaries thereof, and as an independent director and a member of the audit committee of Corporate Capital Trust, Inc., an externally managed, non-diversified closed-end management investment company regulated as a business development company under the Investment Company Act of 1940. Mr. Arnold received a B.A., summa cum laude, from Amherst College, a J.D. from Yale University and an M.A. from Oxford University.
Qualifications

Mr. Arnold brings to the Board extensive business and transaction experience obtained from his investment banking career and from his leadership roles in the services, manufacturing and asset management sectors.

Samuel P. Bartlett	Biography

Mr. Bartlett has been a member of the Board since April 2011. Mr. Bartlett is a Managing Director of Charlesbank Capital Partners, LLC ("Charlesbank"), a private investment firm located in Boston, Massachusetts with an office in New York. Prior to joining Charlesbank in 1999, Mr. Bartlett was employed by Bain & Company, where he worked in the private equity and general practice areas. Mr. Bartlett is currently a director of CIFC Parent Holdings LLC and Southcross Energy Partners and serves on the board of a privately held Charlesbank portfolio company. Mr. Bartlett received a B.A., magna cum laude, from Amherst College.
Qualifications

Mr. Bartlett brings to the Board extensive business and transaction experience obtained from leadership roles in private equity investing in the oil and gas, consumer products, industrial services and financial services industries, as well as from his active involvement with, and service on various boards of directors of privately held Charlesbank portfolio companies.
Michael R. Eisenson	Biography

Mr. Eisenson has been a member of the Board since April 2011. Mr. Eisenson is a Managing Director, the Chief Executive Officer and co-founder of Charlesbank. Prior to co-founding Charlesbank in 1998, Mr. Eisenson was the President of Harvard Private Capital Group, Charlesbank's predecessor. He began his tenure at Harvard Management Company in 1986 as managing director. Before joining Harvard Management, Mr. Eisenson was with The Boston Consulting Group, a corporate-strategy consulting firm. Mr. Eisenson is currently a member of the board of directors of BlueKnight Energy Partners, Montpelier Re Holdings Ltd. and Penske Auto Group, Inc., as well as several privately held Charlesbank portfolio companies. In the previous five years, he was formerly a director of Catlin Group, Ltd. and Animal Health International, Inc. Mr. Eisenson is currently a director of CIFC Parent Holdings LLC. Mr. Eisenson received a B.A., summa cum laude, from Williams College and an M.B.A. and J.D. from Yale University.
Qualifications

Mr. Eisenson brings to the Board extensive business, legal and transaction experience obtained from his leadership role at Charlesbank, his active involvement with various Charlesbank portfolio companies, including CIFC Parent Holdings LLC, his prior consulting work and his public company directorship and committee experience.

Jason Epstein	Biography

Mr. Epstein has been a member of the Board since June 2010. Mr. Epstein has been a Senior Managing Partner of Columbus Nova, a private investment firm, primarily responsible for private investment activities, since 2002. In 1998, Mr. Epstein founded eLink Communications, a provider of broadband, networking and application services, and served as its Chief Executive Officer for three years, until September 2001. Before founding eLink, Mr. Epstein was also an initial employee of Catalyst Health Solutions, Inc., a full-service pharmacy management company. Since June 2006, Mr. Epstein has served on the Board of Directors of White Energy, Inc. In May 2009, White Energy filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Since 2008, Mr. Epstein has been a board member of Cyalume Technologies Holdings, Inc. Mr. Epstein received a B.A. from Tufts University and currently serves on the University's Board of Overseers of the School of Liberal Arts.
Qualifications

Mr. Epstein brings to the Board extensive business and transaction experience obtained from leadership roles in the telecommunications, healthcare and asset management sectors, as well as service on various boards of directors of portfolio companies.
Peter Gleysteen	Biography

Mr. Gleysteen has been a member of the Board since April 2011. Mr. Gleysteen is the Chief Executive Officer of both CIFC and CIFC Asset Management LLC, the primary operating subsidiary of the Company. Prior to founding Commercial Industrial Finance Corp. in 2005, Mr. Gleysteen was employed at JPMorgan Chase and its banking and securities subsidiaries (and at its predecessor institutions, Chase Manhattan Corp. and Chemical Banking Corp.), where he co-founded and was the executive responsible for the global loan syndications business and the corporate loan portfolio. Mr. Gleysteen was a member of Chase Manhattan's Management and Credit Committees, and co-chair of the Investment Banking Division Balance Sheet Committee. Upon the combination of Chase Manhattan Corp. and JP Morgan & Co., Mr. Gleysteen served as Chief Credit Officer of JPMorgan Chase & Co. Prior to joining what became the syndications group in Chemical Bank's Treasury Division (before the merger of Chemical Banking Corp. and Manufacturers Hanover Corp.), Mr. Gleysteen was a banker in the International Banking Division and then the Corporate Banking Division. Mr. Gleysteen joined Chemical Bank's Management & Credit Training Program in 1975. Mr. Gleysteen is currently the Chairman of the Board of Directors of CIFC Parent Holdings LLC, is a member of the Council on Foreign Relations and is a Trustee of the Mystic Seaport Museum. Mr. Gleysteen received a B.A. from Trinity College and an M.B.A. from The University of Chicago.

Qualifications

Mr. Gleysteen brings to the Board extensive business and management experience obtained from leadership roles at JPMorgan Chase and Commercial Industrial Finance Corp. and in the banking and financial services sectors, including integration of complex businesses through acquisition or merger.
Andrew Intrater	Biography

Mr. Intrater has been a member of the Board since June 2010. Mr. Intrater has been the Chief Executive Officer of Columbus Nova since January 2000. Mr. Intrater is also a former director of Renova Management, a global leader in energy, base metals and mining industries, and also currently a member of the Executive Board of Renova Management. Columbus Nova is the U.S.-based affiliate of the Renova Group of companies, one of the largest Russian strategic investors in the metallurgical, oil, machine engineering, mining, chemical, construction, housing & utilities and financial sectors, with net assets of over $14 billion. Mr. Intrater has been a member of the Boards of Directors of HQ Sustainable Maritime Industries from 2007-2011, Cyalume Technologies Holdings, Inc. since 2010 and Renova Media Enterprises since 2007. From March 1993 until the end of 1999, Mr. Intrater served as President and Chief Operating Officer of Oryx Technology Corp., and its predecessor, ATI, a leading manufacturer of semi-conductor testing equipment, based in Silicon Valley. From 1992 to 2009, Mr. Intrater was a member of the Board of Directors of Oryx Technology Corp., and Ethertouch, Ltd. Mr. Intrater also served as Chairman of the Board of Directors of Moscow Cablecom Corp. from 2005 to 2007. Since June 2006, Mr. Intrater served on the Board of Directors of White Energy, Inc. In May 2009, White Energy filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Intrater received a B.S. from Rutgers University.
Qualifications

Mr. Intrater brings to the Board over 25 years of experience in general management, including business and transaction experience obtained from leadership roles in the technology and asset management sectors, as well as over 16 years of service on the boards of directors of other public companies.

Paul F. Lipari	Biography

Mr. Lipari has been a member of the Board since April 2011. Mr. Lipari has been a Senior Managing Partner of Columbus Nova since 2006. Prior to joining Columbus Nova, Mr. Lipari was a partner and founder of Hudson Capital Advisors, LLC, a financial advisory boutique focused on debt and equity private placement, mergers and acquisitions, and sourcing principal opportunities. From 2001 to 2003, Mr. Lipari worked for Trimaran Capital Partners, where he primarily focused on media and telecommunications investments. From 1997 to 2001, Mr. Lipari worked as an Executive Director in the leveraged finance group for CIBC World Markets and worked on a variety of senior bank debt, high yield debt and private/public equity transactions. While in the leveraged finance group at CIBC, Mr. Lipari spent considerable time working on numerous financings for Global Crossing and was a member of the board of directors for Global Crossing prior to 2000. Before joining CIBC, Mr. Lipari worked at Salomon Brothers Inc., where he was an associate in their high yield group and an analyst in their merchant banking group. Mr. Lipari received a B.A. from Yale University and an M.B.A. from The Amos Tuck Business School at Dartmouth College.
Qualifications

Mr. Lipari brings to the Board extensive business experience obtained from advising and investing in many sectors, including, but not limited to, financial services, manufacturing, media and telecommunications, healthcares services, defense and energy.
Robert B. Machinist	Biography

Mr. Machinist has been a member of the Board since December 2004. He is currently Chairman of the Board of Advisors of MESA, a leading merchant bank specializing in media and entertainment industry transactions. Mr. Machinist also runs a private family investment company. In addition, he is a member of the boards of directors of United Pacific Industries, a publicly-listed Hong Kong company, and Vice Chairman of Maimonides Medical Center. He was the Chairman of Atrinsic, a publicly-listed interactive media company, through 2008. From 2001 to 2005 Mr. Machinist was Managing Partner of M Capital Partners, a private investment fund. From 1998 to December 2001, Mr. Machinist was Managing Director and Head of Investment Banking for the Bank of New York and its Capital Markets division. From January 1986 to November 1998, he was President and one of the principal founders of Patricof & Co. Capital Corp. (and its successor companies), a multinational investment banking business, until its acquisition by the Bank of New York. Mr. Machinist received a B.A. from Vassar College.
Qualifications

Mr. Machinist brings to the Board extensive capital markets and investment banking expertise and financial skills obtained through leadership positions with investment and merchant banking firms and service on the board of directors of other public companies.

Tim R. Palmer	Biography

Mr. Palmer has been a member of the Board since April 2011. Mr. Palmer is a Managing Director and co-founder of Charlesbank. Prior to co-founding Charlesbank in 1998, Mr. Palmer was a managing director of Harvard Private Capital Group, which he joined in 1990. Previously, Mr. Palmer was with The Field Corporation, a private equity firm based in Chicago, where he was responsible for private investments in the media and communications industries. Prior to joining Field, he practiced law for several years with Sidley Austin LLP, Chicago, primarily in the areas of corporate finance and mergers and acquisitions. Mr. Palmer serves on the boards of several privately held Charlesbank portfolio companies. Mr. Palmer is currently a director of CIFC Parent Holdings LLC. Mr. Palmer received a B.A. from Purdue University, a J.D. from the University of Virginia and an M.B.A. from the University of Chicago.
Qualifications

Mr. Palmer brings to the Board extensive business, legal and transaction experience obtained from his leadership role at Charlesbank, his active involvement with various Charlesbank portfolio companies, and his prior business and legal work.
Frank C. Puleo	Biography

Mr. Puleo has been a member of the Board since April 2011. Mr. Puleo has served as an independent director at Syncora Capital Assurance Corporation since October 2009. Mr. Puleo has been a director of Apollo Investment Corporation since February 2008, a director of SLM Corporation (SLM) since May 2008, and a director of Capital Markets Engineering & Trading (CMET) Holdings, LLC since June 2007. In May 2011, Mr. Puleo became the Chair of the Compensation Committee at SLM Corporation. Mr. Puleo is currently a director of CIFC Parent Holdings LLC. Previously, he was a Partner at Milbank, Tweed, Hadley & McCoy LLP from 1978 to 2006. Mr. Puleo advised clients on structured finance transactions and on bank and bank holding company regulatory and securities law matters. He served as the Co-Chairman of Global Finance Group at Milbank, Tweed, Hadley & McCoy LLP from 1995 to 2006. Mr. Puleo was a member of the firm's executive committee for 12 years, ending in 2003. Mr. Puleo received a B.S.E. from Princeton University and a J.D. from the New York University School of Law.
Qualifications
Mr. Puleo brings to the Board extensive business experience obtained from leadership roles in the financial and legal sectors.

Board Composition and Criteria for Selection of Directors

        Pursuant to the Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among the Company, CIFC Parent Holdings LLC ("CIFC Parent Holdings") and DFR Holdings, LLC ("DFR Holdings"), the Board will nominate, or cause to be nominated, and recommend for election, and CIFC Parent Holdings and DFR Holdings will take all necessary action to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders for the election of directors, the following persons will be elected to the Board:

  •
  three directors designated by DFR Holdings (Messrs. Epstein, Intrater and Lipari);

  •
  three directors designated by CIFC Parent Holdings (Messrs. Bartlett, Eisenson and Palmer);

  •
  the Company's then serving Chief Executive Officer (Mr. Gleysteen);

  •
  three individuals who qualify as independent directors pursuant to the Stockholders Agreement and applicable NASDAQ Listing Rules recommended by the Nominating Committee (Messrs. Arnold, Machinist and Puleo); and

  •
  one director designated by the Nominating Committee.

        CIFC Parent Holdings and DFR Holdings have currently waived the provision under the Stockholders Agreement that requires the size of the Board of Directors to be set at eleven.

        With respect to the independent directors that the Nominating Committee may recommend, the Nominating Committee has not established specific minimum qualifications, or specific qualities or skills, for directors. The Nominating Committee typically recommends candidates based on its overall assessment of their skills and characteristics and the composition of our Board as a whole, including the nominee's independence under our categorical independence standards and director diversity, skills and experience in the context of our Board's needs. The Nominating Committee's process for identifying and evaluating director nominees is based on various factors, including recommendations from our directors and officers and participants in the industry in which we operate. The Nominating Committee considers, without limitation, a director nominee's independence, skills and other attributes, experience, perspective, background and diversity. In evaluating director nominees, the Nominating Committee defines "diversity" broadly and considers diversity with respect to viewpoints, background, experience, skill, education, national origin, gender, race, age, culture and current affiliations. In connection with the Annual Meeting, the Nominating Committee nominated each independent director for election at the Annual Meeting based upon an evaluation of each director.

Recommendation of Directors by Stockholders

        The charter of the Nominating Committee provides that such committee shall consider director nominations from our stockholders. The nominating stockholder must deliver the nomination to our Secretary at least 90 days and no more than 120 days before the first anniversary of the date of the preceding year's annual stockholders meeting, and the stockholder must provide a detailed statement of the nominee's qualifications and the nominee's written consent. If the date of the annual meeting is more than 30 days before or more than 70 days after the first anniversary of the preceding year's annual meeting, then the nomination must be delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of (i) the 90th day prior to such annual meeting or (ii) if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made.

Independence of Directors; Controlled Company Exemption

        As required by the NASDAQ Listing Rules, the Board evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence or effectiveness of one of our directors. The Board has determined that Messrs. Arnold, Machinist and Puleo have no material relationships with us and are "independent" as that term is defined under the general independence standards of NASDAQ. The remaining members of the Board are not "independent" as that term is defined under the general independence standards of NASDAQ. CIFC Parent Holdings and DFR Holdings (the "Investors") have formed a "group" holding over 50% of the outstanding stock of the Company thereby allowing the Company to elect to become a "controlled company" as defined by Rule 5615(c) of the NASDAQ Listing Rules. As a result, the Company is exempt from substantially all corporate governance and independence requirements other than those related to the Audit Committee of the Board. Pursuant to the Stockholders Agreement, the Company must elect to be a "controlled company" for so long as the Investors hold over 50% of the outstanding stock of the Company and satisfy the "group" requirements. Each Investor will take all action necessary for the Company to be treated as a "controlled company" (other than not transferring shares) and make all necessary filings and disclosures associated with such status. As such, the Company is not required to have a majority of independent directors, and Messrs. Arnold, Puleo and Machinist are the Company's only independent directors.

Board's Role in Risk Oversight

        The Board is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. As set forth in the Audit Committee charter, the Audit Committee is charged with the evaluation of risk assessment and the Company's risk management policies. In fulfilling this role, the Audit Committee receives reports directly from the Company's internal audit function. In addition, the Audit Committee reviews and approves the internal audit plan once a year and receives periodic reports from members of senior management and an internal audit on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks.

        Our other Board committees also have responsibility for the oversight of risk management. For example, the Compensation Committee considers the risks associated with our compensation policies and practices. Further, the Nominating Committee oversees risks associated with our governance structure and processes and annually reviews our organizational documents and other policies. The committees primarily keep the Board informed of their risk oversight and related activities through reports of the committee chairmen to the full Board. The Board also considers specific risk topics in connection with strategic planning and other matters.

Corporate Governance

        The Company and its operating subsidiaries have adopted codes of ethics that apply to their officers, directors and employees. The Company's codes include a Code of Ethics, as defined in Item 406 of Regulation S-K, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. All of the Company's corporate governance documents, including the Code of Ethics and committee charters are available free of charge on the Company's website at www.cifc.com and will be provided free of charge to any stockholder requesting copies by writing to: Attn: Investor Relations, CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177. Any waiver granted by the Company to its principal executive officer, principal financial officer, principal accounting officer or controller under the Code of Ethics, or certain amendments to the Code of Ethics or its other corporate governance documents that are required to be disclosed pursuant to the rules of the SEC or NASDAQ, will be disclosed on the

Company's website at www.cifc.com under the section entitled "Our Shareholders—Corporate Governance."

Other Board Information

Leadership Structure of the Board

        The Board has separated the roles of Chief Executive Officer and Chairman of the Board; however, the Board has not created the role of a lead independent director. We believe that separation of the roles of Chief Executive Officer and Chairman allows our Chief Executive Officer to focus on the direction of our business strategy, growth and development, while allowing our Chairman to lead the Board in its fundamental role of providing advice to, and oversight of, management. Michael R. Eisenson has served as the Chairman of the Board since April 2011. The Board believes Mr. Eisenson is best suited to serve as Chairman of the Board because of his extensive business, legal and transaction experience, knowledge of the Company and his public company directorship experience.

Board Meetings

        The Board and its committees meet throughout the year on a predetermined schedule, and also hold special meetings and act by written consent from time to time. The Board held 10 meetings (including regularly scheduled and special meetings) during the year ended December 31, 2012. Each director attended at least 75% of the total number of board meetings and committee meetings on which they served in the year ended December 31, 2012.

        Although the Company does not maintain a formal policy regarding director and management attendance at stockholder meetings, we encourage our directors and key members of management to attend the Company's annual meetings.

Meetings of Independent Directors

        The NASDAQ Listing Rules contemplate that the independent members of the Board will meet during the year in separate closed meetings referred to as "executive sessions" without any employee director or executive officer present. Executive sessions were held from time to time before or after regularly scheduled Board meetings during the year ended December 31, 2012.

Committees of the Board

        The Board has established three committees—the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee—to carry out certain responsibilities and to assist the Board in meeting its fiduciary obligations. The Audit Committee consists entirely of independent directors. The following table sets forth certain information for each current standing committee of the Board:

Committee Name	Committee Members	Committee Chair	Number of Meetings in 2012	Summary of Committee Functions (see committee charters for full descriptions)
Audit Committee	Frederick Arnold(1) Robert B. Machinist(1) Frank C. Puleo(1)	Robert B. Machinist	7	Assists the Board in overseeing the Company's accounting and financial reporting processes, the integrity and audits of its consolidated financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of its accountants and the performance of those accountants and its internal auditors; reviews the Company's related party transactions; appoints the Company's independent accountants and reviews with the accountants the plans and results of the audit engagement; approves professional services provided by the accountants; reviews the adequacy of its internal accounting controls; establishes procedures for the submission and treatment of concerns and complaints relating to accounting matters, internal controls and questionable accounting or auditing matters.
Compensation Committee	Frederick Arnold Andrew Intrater Tim R. Palmer	Andrew Intrater	3
				Evaluates performance of and determines and approves compensation for the CEO, executive officers, senior management and other employees; produces compensation committee report required by the SEC; makes recommendations to the Board regarding the Company's equity incentive plans and administers and approves grants under such plan; reviews director compensation and makes related recommendations to the Board.
Nominating and Corporate Governance Committee	Samuel P. Bartlett Jason Epstein Frank C. Puleo	Frank C. Puleo	1
				Recommends to the Board qualified candidates for election as directors and recommends to the Board a slate of nominees for election as independent directors at the annual meeting of stockholders; submits to the Board selection criteria for director nominees; advises the Board on matters involving general operation of the Board and the Company's corporate governance; annually recommends to the Board nominees for each Board committee; facilitates the assessment of the Board's performance and of the individual directors and reports thereon to the Board.

(1)
The Board has determined that each of Frederick Arnold and Robert A. Machinist are financial experts as defined by the regulations of the SEC and that each member of the committee is financially literate.

Communications to the Board

        Stockholders wishing to communicate with the Board should send any communication to: Secretary, CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward the communication to the full Board, to a committee of the Board or to any individual director or directors, as appropriate. If a communication is unduly hostile, threatening, illegal or similarly inappropriate, the Secretary is authorized to discard the communication or take appropriate legal action regarding the communication.

 Security Ownership of Certain Beneficial Owners, Directors and Management

Persons Who Beneficially Own More Than 5% of the Company's Voting Securities

        The following table shows, as of the Record Date, the persons that are known to the Company to be the beneficial owners of more than 5% of the Company's common stock, which is the only class of voting stock the Company has outstanding. Each share of the Company's common stock is entitled to one vote. As of the Record Date, there were 20,705,633 shares of common stock outstanding. The table is based on stockholder filings with the SEC under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
CIFC Parent Holdings LLC, Charlesbank CIFC Holdings, LLC, Charlesbank Equity Fund V, Limited Partnership, Charlesbank Equity Fund VI, Limited Partnership, CB Offshore Equity Fund VI, L.P., Charlesbank Coinvestment Partners, Limited Partnership, Charlesbank Equity Coinvestment Fund VI, Limited Partnership, Charlesbank Capital Partners, LLC, c/o Charlesbank Capital Partners, LLC, John Hancock Tower, 200 Clarendon Street, 54th Floor, Boston, Massachusetts 02116(1)	9,090,909	43.91%
DFR Holdings LLC, Bounty Investments LLC, Santa Maria Overseas Ltd., Mayflower Trust, and TZ Columbus Services Limited, c/o Renova U.S. Management LLC, 601 Lexington Avenue, 58th Floor, New York, New York 10022 (for DFR Holdings LLC and Bounty Investments LLC), 2nd Terrace West, Centreville, Nassau, Bahamas (for Santa Maria Oversees Ltd.), Morgan & Morgan Building, Pasea Estate, Road Town, Tortola, BVI (for Mayflower Trust and TZ Columbus Services Limited)(2)	4,545,455	21.95%
Joseph A. Jolson(3)	1,065,055	5.14%

(1)
Based on a Schedule 13D filed on April 25, 2011 by CIFC Parent Holdings. Due to their relationship with CIFC Parent Holdings and with each other, each of Charlesbank CIFC Holdings, LLC, Charlesbank Equity Fund V, Limited Partnership, Charlesbank Equity Fund VI, Limited Partnership, CB Offshore Equity Fund VI, L.P., Charlesbank Coinvestment Partners, Limited Partnership, Charlesbank Equity Coinvestment Fund VI, Limited Partnership and Charlesbank Capital Partners, LLC may be deemed for the purposes of Rule 13d-3 promulgated under the Exchange Act to beneficially own 9,090,909 shares of common stock.

(2)
Based on a Schedule 13D/A filed on April 15, 2011 by DFR Holdings. Does not include 4,132,231 shares of common stock currently issuable upon conversion of $25 million in aggregate principal amount of Senior Subordinated Convertible Notes due 2017 (the "Convertible Notes") based upon an initial conversion rate of 165.29 shares per $1,000 principal amount of such Convertible Notes that is subject to certain adjustments from time to time for specified events pursuant to the Convertible Notes Agreement, dated as of March 22, 2010, by and between the Company and Bounty Investments LLC.

(3)
Based on a Schedule 13G/A filed on January 31, 2013 by Joseph A. Jolson.

Ownership of Common Stock By Directors and Executive Officers

        The following table shows, as of the Record Date, the beneficial ownership of the Company's common stock by its directors, named executive officers and all of its directors and executive officers as a group. None of the shares listed below has been pledged as security except as specifically described in the footnotes to this table and none of the directors or executive officers has the right to acquire beneficial ownership of any additional shares within 60 days after the Record Date. Unless indicated otherwise in the footnotes, the address of each individual listed in the table is c/o CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177.

Name of Beneficial Owner	Amount and Nature of, Beneficial Ownership	Percent of Class(1)
Frederick Arnold	14,209	*
Samuel P. Bartlett(2)	0	*
Michael R. Eisenson(2)	0	*
Jason Epstein(3)	11,111	*
Peter Gleysteen(2)	0	*
Andrew Intrater(3)	11,111	*
Paul F. Lipari(3)	0	*
Robert B. Machinist	43,308	*
Tim R. Palmer(2)	0	*
Frank C. Puleo(2)	14,209	*
Stephen J. Vaccaro	46,000	*
Oliver Wriedt	83,780	*
All directors and executive officers as a group (14 persons)	226,228	*

*
Less than 1%.

(1)
Based on 20,705,633 shares of common stock outstanding as of the Record Date.

(2)
As of the Record Date, Messrs. Bartlett, Eisenson, Gleysteen and Palmer do not beneficially own any of the Company's securities. Messrs. Bartlett, Eisenson, Gleysteen, Palmer and Puleo are directors of CIFC Parent Holdings. The beneficial ownership of CIFC Parent Holdings of the Company's securities is described under "Persons Who Beneficially Own More Than 5% of the Company's Voting Securities." Each of Messrs. Gleysteen, Milton, Puleo and Vaccaro hold equity interests of CIFC Parent Holdings.

(3)
As of the Record Date, Mr. Lipari does not beneficially own any of the Company's securities. Pursuant to the Assignment and Contribution Agreement, dated April 13, 2011, Bounty Investments, LLC ("Bounty"), assigned and contributed its shares of common stock and the Convertible Notes of the Company, and all rights and obligations thereto, to DFR Holdings. Bounty owns 99% of the equity interests of DFR Holdings. DFR Management Holdings, LLC ("DFR Management") has 1% of the percentage interest in DFR Holdings. Mr. Intrater is the manager of DFR Holdings and the managing member of DFR Management and owns 30% of the percentage interest in DFR Management. Messrs. Lipari and Epstein each individually owns 30% of the percentage interest in DFR Management. As of the Record Date, DFR Holdings was the direct beneficial owner of (i) 4,545,455 shares of the Company's common stock and (ii) the Convertible Notes, which are currently convertible by DFR Holdings into 4,132,231 shares of common stock subject to certain adjustments.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act during 2012.

MANAGEMENT

Executive Officers

        The following table sets forth certain information concerning each of our executive officers:

Name	Age	Position
Peter Gleysteen	62	Chief Executive Officer and President
Rahul Agarwal	40	Chief Financial Officer
Robert C. Milton, III	41	General Counsel, Secretary and Chief Compliance Officer
Stephen J. Vaccaro	58	Chief Investment Officer
Oliver Wriedt	41	Head of Capital Markets & Distribution

Peter Gleysteen	Biography
Mr. Gleysteen's biography can be found above under "Director Biographical Information and Qualifications."
Rahul Agarwal	Biography

Mr. Agarwal has held the position of Chief Financial Officer since December 2012. Prior to joining CIFC, Mr. Agarwal served as Co-Head of Finance for the Private Equity business of The Blackstone Group L.P. ("Blackstone"), where he was responsible for transaction structuring, investor reporting, preparation and analysis of financial statements, tax compliance and reporting, internal controls, SEC reporting and implementing technology solutions to enhance efficiencies and scalability. Before joining Blackstone, Mr. Agarwal held positions at Deloitte & Touche, Citigroup and Ernst & Young. Mr. Agarwal holds a Bachelor's degree in Commerce from the University of Mumbai (India) and Chartered Accountant certificate. Mr. Agarwal is a Certified Public Accountant and a CFA charterholder.
Robert C. Milton, III	Biography

Mr. Milton has held the position of General Counsel, Secretary and Chief Compliance Officer since November 2011. Prior to joining Commercial Industrial Finance Corp. as its General Counsel, Secretary and Chief Compliance Officer in 2008, Mr. Milton was an associate at Milbank, Tweed, Hadley & McCloy LLP since 1999, where he worked in the Corporate Finance Group in both the New York and London offices advising asset managers, banks, underwriters, hedge funds and other financial institutions across a wide range of domestic and cross border transactions. Mr. Milton holds a B.A. in Mathematics from Vassar College and a J.D. and an M.B.A. from Vanderbilt University. He was admitted to the New York Bar in 2000.

Stephen J. Vaccaro	Biography

Mr. Vaccaro has held the position of Chief Investment Officer since April 2011. Prior to joining Commercial Industrial Finance Corp. in 2006 as its Co-Chief Investment Officer, Mr. Vaccaro spent 24 years at JPMorgan Chase where he began his banking career and where he received his credit training. At JPMorgan Chase, Mr. Vaccaro's roles included Managing Director and Co-Head of the firm's Media group. Mr. Vaccaro's experience at JPMorgan Chase also included merchant banking, including mezzanine and equity co-investing, and roles as a Credit Supervising Officer in the bank's Corporate Banking Department, member of the bank's Credit Audit group and Team Leader in the firm's Land Transportation/Global Automotive corporate lending group. Mr. Vaccaro holds a B.A. in Economics from Cornell University.
Oliver Wriedt	Biography

Mr. Wriedt has held the position of Head of Capital Markets & Distribution since March 2012. Prior to joining CIFC, Mr. Wriedt was a Managing Director in Providence Equity Partner's Capital Markets Group based in New York from 2010 through 2012. Prior to joining Providence in 2010, Mr. Wriedt was a Partner at Sciens Capital Management. From 2004 through 2008, Mr. Wriedt was a Partner and Global Co-Head of Marketing and Structured Products at GoldenTree Asset Management. From 1998 through 2004 Mr. Wriedt was at Deutsche Bank in London and New York, where he held several sales management positions, most recently as a Managing Director running the alternative asset solutions effort in North America. Before joining Deutsche Bank in 1998, Mr. Wriedt spent five years at NORD/LB in Hanover, Singapore and New York. Mr. Wriedt received a B.A. in History and Economics from Duke University.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table discloses the compensation information for the years ended December 31, 2012 and 2011 for our principal executive officer ("PEO") and the two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed year. Certain updated 2012 compensation and other information is provided in the narrative sections following the Summary Compensation Table.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Nonequity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Peter Gleysteen	2012	$600,000	$—	$1,016,954	$690,504	$198	$2,307,656
Chief Executive Officer and	2011	394,167	625,000	2,784,000	—	198	3,803,365
President
Stephen J. Vaccaro	2012	500,000	—	717,375	593,851	129	1,811,355
Chief Investment Officer	2011	319,833	500,000	870,000	—	129	1,689,962
Oliver Wriedt(4)	2012	416,667	140,000	2,232,500	—	23	2,789,190
Head of Capital Markets & Distribution	2011	—	—	—		—	—

(1)
The amounts listed do not represent the actual amounts paid in cash to or value realized by the named executive officers. The valuation of option awards is based on the grant date fair value computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 718. The assumptions used to calculate the value of option awards are set forth in Note 13 to the Company's Form 10-K for the year ended December 31, 2012. On March 1, 2012, the Company granted an award of 700,000 stock options to Mr. Wriedt with an exercise price of $4.83 per share. In addition, on March 1, 2012, Mr. Wriedt elected to receive 250,000 stock options with an exercise price of $4.83 in lieu of a portion of a cash incentive award for the year ended December 31, 2012 under the 2012 CIFC Executive Incentive Compensation Plan. On March 21, 2012, the Company granted an award of 150,000 stock options to each of Mr. Gleysteen and Mr. Vaccaro with an exercise price of $5.10 per share. In addition, on March 21, 2012, Mr. Gleysteen elected to receive 257,813 stock options from the Company and Mr. Vaccaro elected to receive 137,500 stock options from the Company, in each case with an exercise price of $5.10 and in lieu of a portion of a cash incentive award for the year ended December 31, 2012 under the 2012 CIFC Executive Incentive Compensation Plan. With the exception of 200,000 of the stock options awarded to Mr. Wriedt on March 1, 2012 and 150,000 of the stock options awarded to Mr. Gleysteen on March 21, 2012 that vest based on performance metrics, upon their vesting the options are exercisable over a period of ten years from the date of the grant, with 1/4 vesting on the first anniversary and 1/16 vesting on each of the next twelve quarterly anniversaries of their grant dates. As of December 31, 2012, no portion of the options awarded in 2012 were vested or exercisable. As of the Record Date, the closing price of the Company's common stock was $7.74.

(2)
The amounts listed represent cash incentive bonus payments under the 2012 CIFC Executive Incentive Compensation Plan, which were based in equal parts on the Company's achievement of an EBITDA target, the Company's achievement of a new advisory fee revenue target and awards at the Board's discretion. Of the amounts presented, $383,947 and $279,234 are payable to Messrs. Gleysteen and Vaccaro, respectively, in two equal installments in 2014 and 2015 assuming they remain with the Company.

(3)
Other compensation is comprised of Company paid life insurance premiums.

(4)
Mr. Wriedt joined the Company in March 2012. The number set forth in the "Salary" column for Mr. Wriedt represents the salary earned by him from March 1, 2012, the date Mr. Wriedt's employment with the Company commenced, through December 31, 2012. Mr. Wriedt's annual base salary is $500,000.

        The option awards presented in the Summary Compensation Table are inclusive of options that were awarded in lieu of a portion of cash bonuses for 2012. The table below separately provides such options (together with cash bonus compensation) so that aggregate bonus compensation is provided distinctly.

Name and Principal Position	Year	Cash/ Nonequity Incentive Plan Compensation	Options Awarded in Lieu of Cash Bonus	Total Bonus Compensation
Peter Gleysteen	2012	$690,504	$641,954	$1,332,458
Chief Executive Officer and President	2011	625,000	—	625,000
Stephen J. Vaccaro	2012	593,851	342,375	936,226
Chief Investment Officer	2011	500,000	—	500,000
Oliver Wriedt(2)	2012	140,000	587,500	727,500
Head of Capital Markets & Distribution	2011	—	—	—

Outstanding Equity Awards at 2012 Year-End

        The following table provides information regarding the current holdings of equity awards by the Company's named executive officers at December 31, 2012.

Outstanding Equity Awards at December 31, 2012

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Peter Gleysteen	300,000	500,000	$7.25	6/15/2021	(1)
	—	150,000	5.10	3/21/2022	(2)
	—	257,813	5.10	3/21/2022	(1)
Stephen J. Vaccaro	93,750	156,250	7.25	6/15/2021	(1)
	—	137,500	5.10	3/21/2022	(1)
	—	150,000	5.10	3/21/2022	(1)
Oliver Wriedt	—	200,000	4.83	3/1/2022	(3)
	—	750,000	4.83	3/1/2022	(1)

(1)
The options are exercisable over a period of four years from the date of the grant, with 1/4 vesting on the first anniversary and 1/16 vesting on each of the next twelve quarterly anniversaries.

(2)
The options were subject to performance based metrics that were satisfied as of December 31, 2012, with 1/4 vesting on January 31, 2013 and 1/16 vesting on each of the next twelve quarterly anniversaries.

(3)
The options are subject to performance based metrics that must be satisfied on or prior to December 31, 2013, with 1/4 vesting on the first anniversary of the grant date and 1/16 vesting on each of the next twelve quarterly anniversaries.

 Employment Agreements with Named Executive Officers

Mr. Gleysteen's Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement

        Mr. Gleysteen is party to a Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement, as amended. This agreement provides that, upon his termination of employment due to death, disability or by the Company without cause, Mr. Gleysteen will be entitled to (i) 24 months of continued base salary payments, (ii) an amount equal to the average annual bonus paid to Mr. Gleysteen for the three year period preceding such termination, and (iii) compensation for all accrued but unpaid vacation, sick and personal days through the date of such termination. Such payments are further conditioned upon Mr. Gleysteen signing a release upon such termination of his employment and his continued compliance with the terms of the restrictive covenants contained in the agreement. For these purposes, "cause" exists if he (i) is indicted for any felony or criminally charged with a crime, in each case, that involves dishonesty or moral turpitude, (ii) breaches in any material respect the agreement and, in the case of any such breach which is capable of being cured, such breach shall not have been cured within 30 days after receipt of written notice from the Company detailing such breach or (iii) disregards or refuses to perform his duties to the Company and such disregard or refusal to perform continues for a period of 30 days after receipt of written notice from the Company regarding such disregard or refusal to perform (other than due to disability or temporary disability which, in the reasonable judgment of the Board, causes him to be incapable of devoting such time and energy). Mr. Gleysteen is also subject to (i) a non-competition obligation during his active involvement with the Company and for a period of one year after the termination of his active involvement with the Company for any reason whatsoever and (ii) a non-solicitation obligation during his employment with the Company and for a period of two years after the termination of his employment for any reason whatsoever.

Mr. Vaccaro's Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement

        Mr. Vaccaro is party to a Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement, as amended. This agreement provides that, upon his termination of employment due to death, disability or by the Company without cause, Mr. Vaccaro will be entitled to (i) 12 months of continued base salary payments, (ii) an amount equal to the average annual bonus paid to Mr. Vaccaro for the three year period preceding such termination, and (iii) compensation for all accrued but unpaid vacation, sick and personal days through the date of such termination. Such payments are further conditioned upon Mr. Vaccaro signing a release upon such termination of his employment and his continued compliance with the terms of the restrictive covenants contained in the agreement. For these purposes, "cause" exists if he (i) is indicted for any felony or criminally charged with a crime, in each case, that involves dishonesty or moral turpitude, (ii) has breached in any material respect the agreement and, in the case of any such breach which is capable of being cured, such breach shall not have been cured within 30 days after receipt of written notice from the Company detailing such breach or (iii) disregards or refuses to perform his duties to the Company and such disregard or refusal to perform continues for a period of 30 days after receipt of written notice from the Company regarding such disregard or refusal to perform (other than due to disability or temporary disability which, in the reasonable judgment of the Board, causes him to be incapable of devoting such time and energy). Mr. Vaccaro is also subject to non-competition and non-solicitation obligations during his employment with the Company and for a period of one year after the termination of his employment for any reason whatsoever.

2012 DIRECTOR COMPENSATION

Summary of 2012 Director Compensation(1)

Name	Fees earned or paid in cash	Stock awards(5)	Total
Frederick Arnold(2)	$115,000	$50,000	$165,000
Robert B. Machinist(3)	140,000	50,000	190,000
Frank C. Puleo(4)	115,000	50,000	165,000

(1)
No director compensation was earned by Messrs. Bartlett, Eisenson, Epstein, Gleysteen, Intrater, Lipari, or Palmer in 2012.

(2)
Mr. Arnold earned a cash retainer of $40,000 for 2012. Mr. Arnold also earned other meeting fees of $75,000 during 2012.

(3)
Mr. Machinist earned a cash retainer of $40,000 for 2012. Mr. Machinist, as the chairperson of the Audit Committee, earned an additional cash retainer of $30,000, for a total 2012 cash retainer of $70,000. Mr. Machinist also earned other meeting fees of $70,000 during 2012.

(4)
Mr. Puleo earned a cash retainer of $40,000 for 2012. Mr. Puleo also earned other meeting fees of $75,000 during 2012.

(5)
In the second quarter of 2012, we granted 6,974 shares of common stock each to Messrs. Arnold, Machinist and Puleo, our independent directors, worth a total of $150,000. These grants were based on the $7.17 price of our common stock on the grant date. As of December 31, 2012, Mr. Arnold owned 4,824 restricted stock units and 9,385 shares of common stock, Mr. Epstein owned 11,111 restricted stock units, Mr. Intrater owned 11,111 restricted stock units, Mr. Machinist owned 15,935 restricted stock units and 27,373 shares of common stock, and Mr. Puleo owned 4,824 restricted stock units and 9,385 shares of common stock.

Narrative to Director's Compensation Table

        The table above describes the compensation earned by our directors in 2012. Our processes and procedures for considering and determining the amount of compensation we pay our independent directors consist of an annual review of director compensation by the Compensation Committee. Pursuant to its charter, the Compensation Committee recommends to the Board the compensation for the current year, and the Board makes a determination. The charter permits the Compensation Committee to delegate the consideration of director compensation to one or more subcommittees of the Compensation Committee, but the Compensation Committee has not done so to date.

2012 Director Compensation

        The Company does not compensate its non-independent and employee directors; provided that the Company does reimburse its non-employee directors for their travel expenses related to attending Board and committee meetings.

        During the second quarter of 2011, each of the independent directors were granted a restricted stock unit award with an initial value of $45,000 under the Company's Stock Incentive Plan, which award is fully vested and will settle over three years. During the second quarter of 2012, each of the independent directors were granted common stock with an initial value of $50,000 under the Company's Stock Incentive Plan. In addition, independent directors received the following cash compensation: (i) $40,000 annual retainer fee, paid quarterly in arrears, (ii) $2,500 fee for each full Board meeting attended in person or by phone, (iii) $5,000 fee for service on one of the standing committees of the Board and (iv) $30,000 fee for the Audit Committee chairperson.

Restricted Stock Units

        Each of the restricted stock units outstanding represents the right to receive one share of our common stock, subject to acceleration upon the occurrence of certain specified events. The number of restricted stock units may be adjusted, as determined by the Board, in connection with any stock dividends, stock splits, subdivisions or consolidations of shares (including reverse stock splits) or similar changes in our capitalization.

        The following table summarizes the restricted stock units activity:

	2012	2011
Restricted stock units outstanding as of January 1	170,688	397,052
Granted	—	21,705
Settled(1)	(67,328)	(248,069)

Restricted stock units outstanding as of December 31	103,360	170,688

(1)
Settled represents the gross number of restricted stock units satisfied. During the years ended December 2012 and 2011, the Company issued 67,328 and 163,709 shares of common stock to satisfy these restricted stock unit grants.

        During 2012, the Company did not grant any restricted stock units. During the second quarter of 2011, the Company granted 7,235 restricted stock units to each of the independent directors of the Board as a component of their compensation. These grants are fully vested, settle over three years and were based on the $6.22 price of the Company's common stock on the grant date. The restricted stock units outstanding as of December 31, 2012 are all fully vested and are comprised of the 14,472 remaining 2011 grants and 88,888 grants to certain members of the Board issued during 2010 which will settle during 2013.

AUDIT COMMITTEE REPORT

        The following Audit Committee report is submitted by the directors who served on the Audit Committee for the fiscal year ended December 31, 2012 and who reviewed and approved the audited financial statements that were included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 that was filed with the SEC on April 1, 2013.

        The Audit Committee assists the Board in monitoring the Company's financial reporting process. Management has primary responsibility for the financial statements and the reporting process, including the system of internal controls. Deloitte & Touche LLP ("Deloitte"), the Company's independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company's financial statements with accounting principles generally accepted in the U.S.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management.

  2.
  The Audit Committee has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and the independent registered public accounting firm's independence from the Company and its management.

  3.
  The Audit Committee has reviewed written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

  4.
  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on April 1, 2013.

        The information contained in this Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C, other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Respectfully submitted,

Robert B. Machinist (Chairman)
Frederick Arnold
Frank C. Puleo

 FEES OF INDEPENDENT ACCOUNTANTS

        For the years ended December 31, 2012 and 2011, all of the services performed by Deloitte were approved by the Audit Committee. The following table sets forth the services provided by, and aggregate fees paid to, Deloitte for each of the last two years:

Fee	Year	Amount	Description of Services
Audit Fees	2012	$1,907,599	Audit of our 2012 financial statements and review of our financial statements in our Quarterly Reports on Form 10-Q, including an assessment of the effectiveness of our internal controls over financial reporting.
	2011	1,844,433
			Audit of our 2011 financial statements and review of our financial statements in our Quarterly Reports on Form 10-Q, including an assessment of the effectiveness of our internal controls over financial reporting.
Audit-Related Fees	2012	87,500	Services relating to certain agreed upon procedures, prospective consulting and consulting on potential strategic transactions.
	2011	159,169	Services relating to certain agreed upon procedures, prospective consulting and consulting on potential strategic transactions.
Tax Fees	2012	138,200	Preparation of our federal and state income tax returns, other compliance reporting and consultation and discussion on tax-related issues.
	2011	151,155	Preparation of our federal and state income tax returns, other compliance reporting and consultation and discussion on tax-related issues.
All Other Fees	2012	—	N/A
	2011	12,884	N/A
Total Fees	2012	2,133,299
	2011	2,167,641

        Our Audit Committee continues to evaluate the terms of the engagement of Deloitte as the Company's independent registered public accounting firm for the year ending December 31, 2013.

        The Company has been advised that a representative of Deloitte will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.

Pre-Approval of the Independent Registered Public Accounting Firm's Services

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent registered public accounting firm and its affiliates. These policies require the specific pre-approval of any such services that have not received the Audit Committee's general pre-approval or have exceeded the Audit Committee's pre-approved fee levels. These procedures include monitoring the independent registered public accounting firm's services to determine whether they comply with the pre-approval policies and the independent registered public accounting firm's submission of a statement to the Audit Committee that any services it performs that require separate pre-approval comply with the rules of the SEC on auditor independence.

        The Audit Committee pre-approved 100% of the audit-related, tax and other fees described in the table above for 2011 and 2012.

Other Services Provided by the Independent Registered Public Accounting Firm

        The Company is required to consolidate into its financial statements certain variable interest entities ("VIEs"), which include certain of the collateralized loan obligations ("CLOs"), collateralized debt obligations ("CDOs") and other entities the Company manages in accordance with consolidation guidance in the FASB ASC Topic 810—Consolidation, because they are VIEs with respect to which the Company is deemed to be the primary beneficiary. In addition to the services described in the table above, Deloitte was retained by certain of the issuers of these CLOs and CDOs to provide audit-related and tax services. For the year ended December 31, 2012, these audit-related and tax services for the CLOs and CDOs that the Company is required to consolidate aggregated $752,757 and $684,971, respectively. For the year ended December 31, 2011, these audit-related and tax services for the CLOs and CDOs that the Company is required to consolidate aggregated $625,065 and $400,851, respectively.

 ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

(PROPOSAL NO. 2)

        In accordance with Section 14A of the Exchange Act, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve the compensation of our "named executive officers," as described in this proxy statement under "Executive Compensation." Stockholders are urged to read this section of this proxy statement, which discusses our compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation practices.

        The purpose of our compensation practices is to attract and retain experienced, highly qualified executives critical to the Company's long-term success and enhancement of stockholder value. The Board of Directors believes the Company's compensation practices achieve this objective, and therefore recommend stockholders vote "FOR" the proposal. Specifically, stockholders are being asked to approve the following:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in this proxy statement pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED."

        This advisory vote, commonly referred to as a "say on pay" advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 ADVISORY VOTE ON THE FREQUENCY OF HOLDING
FUTURE ADVISORY VOTES ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

(PROPOSAL NO. 3)

        In accordance with Section 14A of the Exchange Act, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve the compensation of our named executive officers (the "say-on-pay" advisory vote in Proposal No. 2 above) this year and will do so at least once every three years thereafter. Pursuant to Section 14A of the Exchange Act, at the 2013 Annual Meeting, we are also asking stockholders to vote on whether future "say-on-pay" advisory votes on executive compensation should occur every year, every two years or every three years.

        The Board of Directors recommends that future stockholder "say-on-pay" advisory votes on executive compensation be conducted every year. The determination was based upon the premise that named executive officer compensation is evaluated, adjusted and approved on an annual basis by the Board of Directors upon a recommendation from the Compensation Committee and the belief that investor sentiment should be a factor taken into consideration by the Compensation Committee in making its annual recommendation.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF, ON AN ADVISORY BASIS, A FREQUENCY OF "EVERY YEAR" FOR FURTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company's policies and procedures for the review, approval and ratification of the Company's transactions with related persons consist of various conflict of interest provisions in its Code of Ethics, including that its directors report to the Board any conflict of interest they may have with respect to any matter being considered by the Board and that the Company's related persons involved in the Company's portfolio management obtain the prior approval of the Company's Chief Compliance Officer for their personal purchases of securities in private offerings.

        Since January 1, 2012, the Company has entered into certain transactions, summarized below, that exceeded $120,000 in amount and in which the Company's related persons—in general, the Company's directors, executive officers and their immediate family members—had or would have a direct or indirect material interest.

  •
  In connection with the merger (the "Merger") with Commercial Industrial Finance Corp. on April 13, 2011, the Company, CIFC Parent Holdings and DFR Holdings entered into the Stockholders Agreement. Pursuant to the Stockholders Agreement, each of CIFC Parent Holdings and DFR Holdings (the "Investors") have the right to nominate three directors. So long as any Investor owns at least 15% and 5% of the Company's outstanding common stock, such Investor will have the right to nominate two directors and one director, respectively. Samuel P. Bartlett, Michael R. Eisenson and Tim R. Palmer currently serve as CIFC Parent Holdings's designees to the Board. Jason Epstein, Andrew Intrater and Paul Lipari serve as DFR Holdings's designees to the Board.

  •
  DFR Holdings is considered a related party as a result of its ownership of 4,545,455 shares of the Company's common stock, issued as part of the consideration for the Company's June 9, 2010 acquisition of Columbus Nova Credit Investments Management, LLC (the "CNCIM Acquisition"). As such, the accrual and payment of interest on the $25.0 million in aggregate principal amount of Convertible Notes purchased by DFR Holdings and the deferred purchase payments in respect of the CNCIM Acquisition are considered related party transactions. During the year ended December 31, 2012, DFR Holdings received $2.6 million in interest from the Company on the $25.0 million in aggregate principal amount of Convertible Notes purchased by DFR Holdings and received $1.5 million in deferred purchase payments from the Company in respect of the CNCIM Acquisition. Fees paid to members of the Board prior to the Merger who are representatives of DFR Holdings totaled $46,000 for the year ended December 31, 2011. In addition, as of December 31, 2012 and 2011, affiliates of DFR Holdings held investments in zero and two of the CLOs managed by CNCIM, respectively. The Company also has a management agreement in place with DFR Holdings to provide certain administrative and support services to DFR Holdings. The Company recorded $17,000 and $7,000 within receivables on the consolidated balance sheets as of December 31, 2012 and 2011, respectively, and $68,000 and $57,000 within investment advisory fees in the consolidated statements of operations for the years ended December 31, 2012 and 2011, respectively, related to this management agreement.

  •
  CIFC Parent Holdings is considered a related party as a result its ownership of 9,090,909 shares of the Company's common stock, issued as part of the consideration for the Merger. As such, the accrual and payment of the deferred purchase payments (including those classified as contingent liabilities) are considered related party transactions. During the year ended December 31, 2012, CIFC Parent Holdings received $2.5 million in deferred purchase payments from the Company in respect of the Merger. As of December 31, 2012, the estimated fair value of the contingent liabilities payable to CIFC Parent Holdings by the Company in respect of the Merger equaled $29.2 million. In addition, as of December 31, 2012, CIFC Parent Holdings either directly or indirectly held investments in nine CLOs the Company manages, seven of which are consolidated CLOs. As of December 31, 2011, CIFC Parent Holdings either directly or indirectly held investments in ten CLOs the Company manages, eight of which were consolidated CLOs. The Company also has a management agreement in place with CIFC Parent Holdings to provide certain administrative and support services to CIFC Parent Holdings. The Company recorded $19,000 and $17,000 within receivables on the consolidated balance sheets as of December 31, 2012 and 2011, respectively, and $199,000 and $138,000 within investment advisory fees in the consolidated statements of operations for the years ended December 31, 2012 and 2011, respectively, related to this management agreement.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

        Stockholders who intend to present proposals at the Company's annual meeting of stockholders in 2014 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 31, 2013. Stockholders who intend to present proposals at the annual meeting of stockholders in 2014 other than pursuant to Rule 14a-8 must comply with the notice provisions in our Bylaws. The notice provisions in our Bylaws require that, for a proposal to be properly brought before the annual meeting of stockholders in 2014, proper notice of the proposal be received by us not less than 90 days or more than 120 days prior to the first anniversary of the date of the Annual Meeting. Stockholder proposals should be addressed to CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177, Attention: Secretary.

OTHER MATTERS

        We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.

        Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the year ended December 31, 2012 which we filed with the SEC, including financial statements and schedules. If the person requesting the report was not a stockholder of record on April 29, 2013, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177, Attention: Secretary.

By Order of the Board of Directors,

Robert C. Milton, III General Counsel and Secretary

ANNUAL MEETING OF STOCKHOLDERS OF CIFC CORP. To be held on June 26, 2013 at 10:00 a.m. EDT at the offices of CIFC Corp. 250 Park Avenue, 4th Floor, New York, New York 10177 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect ten directors to serve on the board of directors of CIFC Corp. until the next annual meeting of stockholders and until their successors have been duly elected or appointed and qualified. O Frederick Arnold O Samuel P. Bartlett O Michael R. Eisenson O Jason Epstein O Peter Gleysteen O Andrew Intrater O Paul F. Lipari O Robert B. Machinist O Tim R. Palmer O Frank C. Puleo 2. To approve, by advisory (non-binding) vote, the compensation of our named executive officers. 3. To approve, by advisory (non-binding) vote, the frequency of holding future advisory votes on the compensation of our named executive officers. 4. To approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1, 2 or 3. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 29, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 4, AND FOR "1 YEAR" ON PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 21030403000000000000 6 062613 FOR AGAINST ABSTAIN 2 years 3 years ABSTAIN 1 year FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 CIFC CORP. This Proxy is Solicited on Behalf of the Board of Directors The undersigned stockholder(s) of CIFC Corp., a Delaware corporation (the "Company"), hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on June 26, 2013 at 10:00 a.m. EDT (the "Meeting"). The undersigned stockholder(s) of the Company hereby appoint(s) Robert C. Milton III and Jeanette Miller or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Meeting to be held at the offices of CIFC Corp, 250 Park Avenue, 4th Floor, New York, New York 10177, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted "FOR" all director nominees, "FOR" Proposal Nos. 2 and 4, and FOR "1 Year" on Proposal No. 3. (continued and to be signed on reverse side) Directions to the Company's Annual Meeting of Stockholders are posted on the "Our Shareholders" section of the Company's internet web site, http://www.cifc.com, and may also be obtained by contacting the Company's Legal Department, in writing, at CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177, or by phone, at (212) 624-1200.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect ten directors to serve on the board of directors of CIFC Corp. until the next annual meeting of stockholders and until their successors have been duly elected or appointed and qualified. O Frederick Arnold O Samuel P. Bartlett O Michael R. Eisenson O Jason Epstein O Peter Gleysteen O Andrew Intrater O Paul F. Lipari O Robert B. Machinist O Tim R. Palmer O Frank C. Puleo 2. To approve, by advisory (non-binding) vote, the compensation of our named executive officers. 3. To approve, by advisory (non-binding) vote, the frequency of holding future advisory votes on the compensation of our named executive officers. 4. To approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1, 2 or 3. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 29, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF CIFC CORP. To be held on June 26, 2013 at 10:00 a.m. EDT at the offices of CIFC Corp. 250 Park Avenue, 4th Floor, New York, New York 10177 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT on June 25, 2013. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 4, AND FOR "1 YEAR" ON PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 21030403000000000000 6 062613 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009 FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2 years 3 years ABSTAIN 1 year

1. To elect ten directors to serve on the board of directors or CIFC Corp. until the next annual meeting of stockholders and until their successors have been duly elected or appointed and qualified. Frederick Arnold Samuel P. Bartlett Michael R. Eisenson Jason Epstein Peter Gleysteen Andrew Intrater Paul F. Lipari Robert B. Machinist Tim R. Palmer Frank C. Puleo O Nominee #12 O Nominee #13 2. To approve, by advisory (non-binding) vote, the compensation of our named executive officers. 3. To approve, by advisory (non-binding) vote, the frequency of holding future advisory votes on the compensation of our named executive officers. 4. To approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1, 2 or 3. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 29, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 4, AND FOR "1 YEAR" ON PROPOSAL 3. NOMINEES: Important Notice of Availability of Proxy Materials for the Stockholder Meeting of CIFC CORP. To be held on June 26, 2013 at 10:00 a.m. EDT at the offices of CIFC Corp. 250 Park Avenue, 4th Floor, New York, New York 10177 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 12, 2013. Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a proxy card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.